Summary Prospectus | February 28, 2018
Class/Ticker: Retail Class / CACOX Institutional Class / IACOX

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus, Statement of Additional Information and other information about the Fund online at http://www.congressasset.com/funds/mf_download_menu.htm.  You may also obtain this information at no cost by calling 1-888-688-1299 or by sending an email to info@congressasset.com.  The Fund's Prospectus and Statement of Additional Information, both dated February 28, 2018, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Congress SMid Core Opportunity Fund (the "SMid Fund" or "Fund") seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the SMid Fund.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)	Retail Class	Institutional Class
Management Fees	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.91%	0.91%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.77%	1.52%
Fee Waiver and/or Expense Reimbursement	-0.51%	-0.51%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)(2)	1.26%	1.01%

(1)
Congress Asset Management Company, LLP (the "Advisor") has contractually agreed to reduce its fees and/or pay Fund expenses (excluding the expenses associated with the Fund's investment in other investment companies referred to as "Acquired Fund Fees and Expenses," interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the SMid Fund to 1.25% and 1.00% of the SMid Fund's Retail Class shares' and Institutional Class shares' average net assets, respectively (the "Expense Caps").  The Expense Caps are indefinite, and will remain in effect until at least February 28, 2019.  Prior to April 30, 2017, the expense caps were 1.00% and 0.75% of the SMid Fund's Retail Class shares' Institutional Class shares' average net assets, respectively.  The Agreement may be terminated at any time by the Board of Trustees upon 60 days' written notice to the Advisor, or by the Advisor with the consent of the Board.  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, if the amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement.  The SMid Fund's net operating expenses may be higher to the extent that the Fund incurs expenses that are excluded from the Expense Cap.

(2)
The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not correlate to the Ratio of Expenses to Average Net Assets After Fees Waived and Expenses Absorbed provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example
The Example below is intended to help you compare the cost of investing in the SMid Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the SMid Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same (taking into account the Expense Caps for the first year only).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail Class	$128	$508	$912	$2,042
Institutional Class	$103	$430	$781	$1,769

Portfolio Turnover
The SMid Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal period from January 1, 2017 through October 31, 2017, the Fund's portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies
The SMid Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small and mid cap companies.  The Fund invests primarily in publicly traded stocks of U.S. companies which the Advisor considers to be either small or mid-size market capitalizations. The Fund defines small and mid-size market capitalization as companies whose market capitalization is under $40 billion at the time of purchase.

The Fund's investment premise is that market inefficiencies exist between fixed income and equity valuations which, if properly identified, can lead to investment opportunities which can be exploited.  An analysis of a company's entire capital structure can provide a unique insight into a purchase or sell decision of a particular stock.  The Advisor seeks to uncover these inefficiencies for the Fund, and identify equity investment opportunities which may provide the opportunity for long term capital appreciation.  The Fund invests primarily in publicly traded stocks of U.S. companies, irrespective of style (i.e., growth or value) or industry.  The Fund may invest any portion of the remaining 20% of its net assets in equity securities of large-capitalization companies or in investment grade debt securities, such as commercial paper or corporate debt securities.  Additionally, the Fund may invest up to 20% of its total assets in U.S. dollar-denominated foreign equity securities, including through American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") issued by U.S. depository banks, which are traded on U.S. exchanges.  The SMid Fund is "opportunistic" and may focus its investments in securities and industries that the Advisor believes are poised to experience earnings growth.  The Advisor may sell a security for a number of reasons including, but not limited to, a determination that the security no longer meets its investment criteria or if a new security is judged to be more attractive than a current holding.  The SMid Fund may, from time to time, have significant exposure to one or more sectors of the market.  As of October 31, 2017, the Fund had invested 26.5% of its total assets in the Industrials Sector.

Principal Risks of Investing in the SMid Fund
There is a risk that you could lose all or a portion of your investment in the Fund.  The principal risks of an investment in the Fund include:

•
Debt/Fixed Income Securities Risk:  An increase in interest rates typically will cause a fall in the value of the debt securities in which the Fund may invest.  It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.  The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund's portfolio of debt securities.  An issuer of a fixed income security may fail to pay all or a portion of the payment of principal and/or interest on a security.

•
Equity Securities Risk:   The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund's portfolio or the securities market as a whole, such as changes in economic or political conditions.

•
Foreign Investment Risk:  Foreign securities involve increased risks due to political, social and economic developments abroad, as well as due to differences between U.S. and foreign regulatory practices.  When the Fund invests in ADRs as a substitute for an investment directly in the underlying foreign shares, the Fund is exposed to the risk that the ADRs may not provide a return that corresponds precisely with that of the underlying foreign shares.  GDRs generally are subject to the same risks as the foreign securities that they evidence or into which they may be converted.

•
General Market Risk:  Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issues in other countries or regions.  Securities in the Fund's portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

•
Industrials Sector Risk:  Industrial-related infrastructure assets may be adversely affected by supply and demand both for their specific product or service and for industrial sector products in general.  Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these assets and their ability to repay their debts.  The industrials sector may also be adversely affected by changes or trends in commodity prices, which can be highly volatile.

•
Large Companies Risk:  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Also, large‑cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Management Risk: The Fund may not meet its investment objective based on the Advisor's success or failure to implement investment strategies for the Fund.

•
Sector-Focus Risk:  Investing a significant portion of the Fund's assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.

•
Small and Medium Companies Risk:  Securities of small and medium cap companies may possess comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges.

Performance Information
The following performance information provides some indication of the risks of investing in the Fund.  The bar chart below only illustrates how Institutional Class shares of the Fund's total returns have varied since inception.  The returns for the Fund's Retail Class shares, both before and after taxes, may be lower than the returns shown in the bar chart below for the Institutional Class shares, depending on the fees and expenses of the Retail Class shares.  The table below illustrates how the Fund's average annual total returns for the 1‑year, 5-year and since inception periods compare with a domestic broad‑based market index and a secondary index provided to offer a broader market perspective.  The Fund has selected the Russell 3000® Index as its primary benchmark as more representative of the Fund's portfolio holdings.  The Fund's performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance is available on the Fund's website at www.congressasset.com/funds.

Congress SMid Core Opportunity Fund
Calendar Year Total Return as of December 31
Institutional Class

Highest Quarterly Return:	Q1, 2013	14.09%

Lowest Quarterly Return:	Q3, 2015	-9.49%

Average Annual Total Returns as of December 31, 2017
	1 Year	5 Year	Since Inception (10/31/2012)
Institutional Class Shares
Return Before Taxes	21.71%	14.01%	14.22%
Return After Taxes on Distributions	21.23%	13.72%	13.93%
Return After Taxes on Distributions and Sale of Fund Shares	12.67%	11.22%	11.42%
Retail Class Shares
Return Before Taxes	21.38%	13.70%	13.91%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	21.13%	15.58%	15.48%
Russell 2500® Index (reflects no deduction for fees, expenses or taxes)	24.46%	15.47%	15.75%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	15.57%

After tax returns in the table above are only illustrated for the Fund's Institutional Class Shares.  After tax returns for the Fund's Retail Class Shares will vary.  After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after‑tax returns depend on your situation and may differ from those shown.  Furthermore, the after‑tax returns shown are not relevant to those who hold their shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs").

The "Return After Taxes on Distributions" shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if a Fund's shares were sold at the end of the specified period.  The "Return After Taxes on Distributions and Sale of Fund Shares" is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Investment Advisor
Congress Asset Management Company, LLP.

Portfolio Managers
Matthew T. Lagan, CFA, Vice President, Advisor, Portfolio Manager for the Fund since March 2014.
John M. Beaver, CFA, Vice President, Advisor, Portfolio Manager for the Fund since May 23, 2016.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem the SMid Fund's shares on any business day by written request via mail (Congress SMid Core Opportunity Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-888-688-1299, or through a financial intermediary.  The minimum initial investment amounts are shown in the table below.  The minimum investment requirement may be waived upon prior written approval by an authorized employee of the Advisor.  There is no minimum subsequent investment amount to add funds to an existing account.

Account Types	To Open Your Account
Standard Accounts
- Retail Class	$2,000
- Institutional Class	$100,000
Traditional and Roth IRA Accounts
- Retail Class	$2,000
- Institutional Class	$100,000
Accounts with Automatic Investment Plans
- Retail Class	$2,000

Tax Information
The SMid Fund's distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the SMid Fund through a broker‑dealer or other financial intermediary (such as a bank), the SMid Fund and/or the Advisor may pay the intermediary for the sale of the SMid Fund's shares and related services.  These payments may create a conflict of interest by influencing the broker‑dealer or other intermediary and your salesperson to recommend the SMid Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.